UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2010
Ameresco, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34811	04-3512838
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
111 Speen Street, Framingham, Massachusetts 01701
(Address of principal executive offices) (Zip Code)
(508) 661-2200
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 27, 2010, in connection with the closing of its initial public offering, Ameresco, Inc., a Delaware corporation (the “Company”), filed a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Restated Charter”). The Restated Charter removes provisions setting forth terms for series of preferred stock of the Company that are no longer outstanding. The Restated Charter was effective on July 27, 2010.
A copy of the Restated Charter is attached hereto as Exhibit 3.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit 3.1	Restated Certificate of Incorporation of the Company

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ameresco, Inc.
Date: July 30, 2010	By:	/s/ David J. Corrsin
David J. Corrsin
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

Exhibit 3.1	Restated Certificate of Incorporation of the Company

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